ING Senior Income Fund

Supplement dated August 15, 2007 to ING Senior

Income Fund’s Class A, Class B, Class C and Class Q

Common Shares’ Prospectus dated June 30, 2007

On August 14, 2007, the Board of Trustees (“Board”) of ING Senior Income Fund (“Fund”) approved a change in the Fund’s monthly repurchase offer for September 2007. The Fund expects to offer to repurchase up to 15% of the Fund’s Common Shares outstanding as of September 17, 2007.  For the September 2007 repurchase offer, the Board will not be able to increase the number of Common Shares to be repurchased by 2% of the Fund’s Common Shares outstanding as of September 17, 2007.